SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 17, 2005

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

On May 17, 2005,  the Board of Directors of Level 3  Communications,  Inc.  (the
"Company"), based on a recommendation of its Nominating and Governance Committee, determined the following committee assignments for the members of the Board of Directors. These committee assignments were effective upon completion of the 2005 Annual Meeting of Stockholders.

Executive Committee of the Board of Directors: Walter Scott, Jr. (Chairman); James Q. Crowe; and Michael B. Yanney.

Audit Committee of the Board of Directors: Robert E. Julian (Chairman); John T. Reed; and Albert C. Yates.

Compensation Committee of the Board of Directors: Michael B. Yanney (Chairman); Richard R. Jaros; and Arun Netravali.

Nominating and Governance Committee of the Board of Directors: John T. Reed (Chairman); James O. Ellis, Jr.; and Michael B. Yanney.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



May 23, 2005                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President